[Graphic Depicting a Coral Reef with fish in addition to standard border]

NUMBER CYS                                                                                             SHARES
                                                  CORAL SYSTEMS, INC.


THIS CERTIFICATE IS TRANSFERABLE                                                         SEE REVERSE FOR CERTAIN DEFINITIONS
 IN BOSTON, MA OR NEW YORK, NY    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    AND A STATEMENT AS TO THE RIGHTS,
                                                                                            PREFERENCES, PRIVILEGES AND
                                                                                               RESTRICTIONS ON SHARES

     THIS CERTIFIES THAT                                                                          CUSIP 218060 10 1







       IS THE OWNER OF

                    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

                                                  CORAL SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
       /s/ Howard Kaushansky          [SEAL]                    /s/ Eric A. Johnson

            SECRETARY                                           PRESIDENT


                                                                COUNTERSIGNED AND REGISTERED:
                                                                  THE FIRST NATIONAL BANK OF BOSTON
                                                                             TRANSFER AGENT AND REGISTRAR
                                                                By:  /s/ Mary Penezic
                                                                                     AUTHORIZED SIGNATURE

  A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  - as tenants in common              UNIF GIFT MIN ACT - ............ Custodian .............
  TEN ENT  - as tenants by the entireties                             (Cust)                 (Minor)
  JT TEN   - as joint tenants with right of                        under Uniform Gifts to Minors
             survivorship and not as tenants                       Act ................................
             in common                                                        (State)
  COM PROP - as community property             UNIF TRF MIN ACT  - ....... Custodian (until age ......)
                                                                   (Cust)
                                                                   ............ under Uniform Transfers
                                                                     (Minor)
                                                                   to Minors Act ......................
                                                                                       (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------



--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________________
                             X _________________________________________________
                             X _________________________________________________
                        Notice THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By ______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN ANY
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.